United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

September 27, 2002	1-13796

Date of Report (Date of earliest event reported)	Commission File Number

Gray Television, Inc.
(Exact name of registrant as specified in its charter)

Georgia	52-0285030

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4370 Peachtree Road, NE
Atlanta, Georgia 30319

(Address of Principal Executive Offices) (Zip Code)

(404) 504-9828

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE DATED 9/27/02

Item 5. Other Events.

     On September 27, 2002, Gray Television, Inc. issued a news release which is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)	Not applicable

(c)	Exhibits

Exhibit 99.1	News Release dated September 27, 2002

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 27, 2002		GRAY TELEVISION, INC.

		By:	/s/ James C. Ryan

James C. Ryan Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	News Release dated September 27, 2002

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